VIA EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Attn:       Office  of  Filings,  Information  and  Consumer
Services

Re:   Smith  Barney Institutional Cash Management  Fund
Inc.
(the "Fund")
`    File Nos. 2-74288 and 811-3275

Gentlemen:

      Pursuant to Rule 497(e) under the Securities Exchange Act of 1933, as amended (the "1933 Act"), please find enclosed for filing one supplement dated December 7 to be attached to the prospectus dated June 21, 1995 of the above referenced Fund. The purpose of this supplement is to inform investors of the minimum initial investment in the Fund, and also to inform them as of the time of day when net asset value of the Fund will be computed. This supplement is intended to replace the supplement filed on December 4, 1995.

      Any questions or comments on this filing should be directed to the under signed at (212) 816-6393 or to Jacqueline Carr at (212) 816-6746. Please return an electronic transmittal as evidence of your receipt of this filing.


                                        Yours truly,

                                        /s/Robert Vegliante
                                        Robert Vegliante
                                          Associate  General
Counsel